Consolidated Statements of Comprehensive Income (Loss) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2013	Sep. 30, 2012	Sep. 30, 2011
Net (loss) earnings	$ (25,603)	$ 46,879	$ 52,501
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	644	(2,018)	(333)
Amortization of prior service costs and actuarial gains (losses)	8,078	(4,171)	(4,354)
Change in fair value of interest rate swap	0	2	289
Total other comprehensive income (loss), net of tax	8,722	(6,187)	(4,398)
Comprehensive (loss) income	$ (16,881)	$ 40,692	$ 48,103